LASALLE BANK NATIONAL ASSOCIATION                Exhibit 10.30
                      135 South LaSalle Street
                    Chicago, Illinois 60603-3499

                          October 15, 2000

CMC Heartland Partners
Heartland Partners, L.P.
CMC Heartland Partners, IV
330 North Jefferson Court, Suite 305
Chicago, Illinois 60661
Attn:  Richard P. Brandstatter

      Re:  LaSalle Bank National  Association  ('LaSalle')  loans to
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           CMC Heartland Partners, Heartland Partners, L.P., and CMC
           ---------------------------------------------------------
           Heartland Partners, IV (collectively, the 'Borrowers')
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Dear Mr. Brandstatter:

      Reference is hereby made to that certain Amended and Restated Loan and Security Agreement dated as of June 30, 1998 among LaSalle and Borrowers, as amended from time to time (collectively with all amendments thereto, the 'Loan Agreement'). Terms not otherwise defined herein shall have the meanings assigned to them in the Loan Agreement.

      Pursuant  to  the  request  of  Borrowers,  LaSalle  previously allowed Borrowers to sell a portion of the Mortgaged Properties securing indebtedness of Borrowers to LaSalle under the Loan Agreement (collectively, the 'Releases'), as evidenced by certain releases executed by LaSalle from time to time. Concurrently and as a condition of such Releases, LaSalle and Borrowers agreed to reduce the Revolving Credit Commitment under the Loan Agreement from $15,300,000 to $10,000,000. Borrowers now have requested that LaSalle increase the Revolving Credit Commitment under the Loan Agreement from $10,000,000 to $11,000,000, which LaSalle is willing to do, in accordance with the terms hereof.

      LaSalle and Borrowers hereby agree, as of the date hereof, that the Revolving Credit Commitment shall be increased to $11,000,000. LaSalle and Borrowers hereby acknowledge that the Revolving Credit Commitment expires on December 31, 2000. The Borrowers hereby acknowledge that the amendment to the Loan Agreement contained in this letter agreement is granted by LaSalle only for the limited purpose set forth herein and each term and provision of the Loan Agreement continues in full force and effect, and such amendment is granted only for the specific instance specified herein and in no manner creates a course of dealing or otherwise impairs the rights of LaSalle arising under and as provided in the Loan Agreement. Borrowers hereby agree to execute and delivery such loan documentation as requested by LaSalle from time to time to evidence this amendment.

      None of the terms or conditions of this letter may be changed, modified, waived, or canceled, except by writing signed by all the parties hereto, specifying such change, modification, waiver, or cancellation. Except as otherwise specifically set forth herein, the Loan Agreement and all the Other Agreements are hereby confirmed and ratified in all respects and shall remain in full force and effect according to their respective terms.

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      This letter shall be governed by and  construed  in  accordance with the laws of the State of Illinois.
                                   Very truly yours,

                                   LASALLE BANK NATIONAL
                                   ASSOCIATION

                                   By:___
                                   Name:___
                                   Title:___
ACKNOWLEDGED AND AGREED:
this 15th day of October, 2000.
CMC HEARTLAND PARTNERS, a
Delaware general partnership

      By:  HEARTLAND TECHNOLOGY,
INC., a Delaware corporation and
an authorized general partner

      By:___
           Its President

      By:  HEARTLAND PARTNERS,
L.P., a Delaware limited
partnership and an authorized
general partner

      By:  Heartland Technology, Inc.,
      Its:   General Partner

      By:___
           Its President

HEARTLAND PARTNERS, L.P., a
Delaware limited partnership

      By:  Heartland Technology, Inc.
      Its:   General Partner

      By:___
           Its President

CMC HEARTLAND PARTNERS IV, a
Delaware limited liability company

      By:___
      Its:___